Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of TE Products Pipeline Company, LLC (the “Company”), on Form 10-Q for the quarter ended June 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, William G. Manias, Vice President and Chief Financial Officer of TEPPCO GP, Inc., the manager of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM G. MANIAS

William G. Manias
Vice President and Chief Financial Officer
TEPPCO GP, Inc., Sole Manager
August 8, 2007
A signed original of this written statement required by Section 906 has been provided to TE Products Pipeline Company, LLC and will be retained by TE Products Pipeline Company, LLC and furnished to the Securities and Exchange Commission or its staff upon request.